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                                                                 EXHIBIT 19.1
                      STATEMENT TO CERTIFICATEHOLDERS
                   NATIONSCREDIT GRANTOR TRUST 1996 - 1

Pursuant to the Pooling and Servicing Agreement, dated as of January 31, 1996 among NationsCredit Securitization Corporation (as "Seller"), NationsCredit Corporation of America (as "Servicer") and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.

Month                                                        	Jun-98
Collection Period	                                                  01-May-98
Determination Date                                                 	10-Jun-98
Deposit Date	                                                       12-Jun-98
Distribution Date	                                                  15-Jun-98

POOL BALANCE
             Pool Balance on the close of the last day
               of the Collection Period (Record Date)	         112,586,986.98
             Pool Factor	50.44353%
             Ending Pool Balance (per $1,000 certificate)	             504.44
             Liquidation Proceeds	                                 289,821.26
             Purchase Amounts	                                          -

AMOUNTS DISTRIBUTED ON THE DISTRIBUTION DATE (PER $1,000 CERTIFICATE)
             Interest Payments:
             Monthly Interest Payment	                                   2.55
             Carry-Over Monthly Interest Payment	                          -
             Total Interest Payment	                                     2.55

             Principal Payments:
             Monthly Principal Payment	                                 17.74
             Carry-Over Monthly Principal Payment	                        -
             Total Principal Payment	                                   17.74

             Servicing Fee:
             Servicing Fee	                                              0.33
             Carry-Over Monthly Servicing Fee	                             -
             Total Servicing Fee	                                        0.33

SURETY BOND
             Surety Bond Amount for the current Distribution
                Date	                                           29,136,573.38
             Surety Bond Amount as a % of the Pool Balance	         25.87917%




MONTHLY SERVICERS CERTIFICATE
NATIONSCREDIT GRANTOR TRUST 1996 - 1

Pursuant to the Pooling and Servicing Agreement, dated as of January 31, 1996 among NationsCredit Securitization Corporation (as "Seller"), NationsCredit Corporation of America (as "Servicer") and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.

Month                                                          	Jun-98
Collection Period	                                                   1-May-98
Determination Date	                                                 10-Jun-98
Deposit Date	                                                       12-Jun-98
Distribution Date	                                                  15-Jun-98

POOL BALANCE
          Pool Balance on the close of the last day of the
             preceding Collection Period 	                     116,546,293.53
          Principal Collections	                                 3,511,701.95
          Purchase Amounts Allocable to Principal	                    -
          Defaulted Receivables	                                   447,604.60
          Pool Balance on the close of the last day of the
             Collection Period	                                112,586,986.98

          Original Pool Balance	                               223,194,105.12

          Pool Factor	                                              50.44353%

          Preference Amounts	                                            -

          Certificate Pass-Through Rate                                	5.85%
          Servicing Fee Rate                                           	0.75%

AVAILABLE INTEREST
          Collections allocable to interest	                       988,014.17
          Liquidation Proceeds	                                    289,821.26
          Purchase Amounts allocable to interest	                       -
          Total Interest	                                        1,277,835.43

AVAILABLE PRINCIPAL
          Collections allocable to principal	                    3,511,701.95
          Purchase Amounts allocable to principal	                      -
          Total Principal	                                       3,511,701.95

AVAILABLE FUNDS
          Collections allocable to interest	                       988,014.17
          Liquidation Proceeds	                                    289,821.26
          Purchase Amounts allocable to interest	                       -
          Collections allocable to principal	                    3,511,701.95
          Purchase Amounts allocable to principal	                      -
          Total Available Funds	                                 4,789,537.38

DEPOSIT TO THE CERTIFICATE ACCOUNT
          Available Funds allocable to interest	                 1,277,835.43
          Available Funds allocable to principal	                3,511,701.95
          Reserve Account Interest Withdrawal	                        -
          Surety Interest Drawing	                                    -
          Reserve Account Preference Withdrawal	                      -
          Surety Preference Withdrawal	                               -
          Reserve Account Principal Withdrawal	                       -
          Surety Principal Drawing	                                   -
          Total Deposit to the Certificate Account	              4,789,537.38

INTEREST PAYMENT
          Monthly Interest Payment	                                568,163.18
          Carry-Over Monthly Interest	                                 -
          Total	                                                   568,163.18

PRINCIPAL PAYMENT
          Monthly Principal Payment	                             3,959,306.55
          Carry-Over Monthly Principal	                                -
          Total	                                                 3,959,306.55

SERVICING FEE
          Servicing Fee	                                            72,841.43
          Carry-Over Monthly Servicing Fee	                             -
          Total	                                                    72,841.43

DISTRIBUTIONS FROM THE CERTIFICATE ACCOUNT
          Interest distributions	                                  568,163.18
          Principal distribution	                                3,959,306.55
          Preference Amounts
          Servicing Fee distribution	                               72,841.43
          Distributions to the Surety Bond Provider	                11,654.63
          Distributions to the Reserve Account	                         -
          Distributions to the Seller	                             177,571.59

          Carry-Over Monthly Interest to the next
              Distribution Date	                                        -
          Carry-Over Monthly Principal to the next
              Distributions Date	                                       -
          Carry-Over Monthly Servicing Fee to the next
              Distribution Date	                                        -

RESERVE ACCOUNT
          Reserve Account Balance as of the end of the
             preceding Collection Period	                        5,827,314.68
          Earnings from investments on the Reserve Account	         26,276.49
          Reserve Account Interest Withdrawal	                          -
          Reserve Account Preference Withdrawal	                        -
          Reserve Account Principal Withdrawal	                         -
          Deposits to the Reserve Account 	                             -
          Reserve Account Balance	                               5,853,591.17
          Distributions of any excess amounts on deposit
             in the Reserve Account 	                              224,241.82
          Ending Reserve Account Balance	                        5,629,349.35
          Reserve Account Balance as a % of the Pool Balance           	5.00%
          Specified Reserve Account Requirement	                 5,629,349.35
          Amount needed to fully fund Reserve Account	                  -

SURETY BOND
          Required Surety Bond Amount (25% of the Pool Balance) 29,136,573.38
          Surety Bond amount on the previous Distribution Date	 30,100,795.42
          Payments made with respect Surety Principal Draws	         -
          Payments received with respect to unreimbursed
             Surety Principal Draws	                                 -
          Surety Bond Amount for the current Distribution Date	 29,136,573.38


          Total Surety Interest Draws	                                   -
          Total Surety Principal Draws	                                  -
          Total Surety Preference Draws	                                 -
          Total Draws	                                                   -
          Surety Bond Fee	                                          11,654.63
          Total unreimbursed Surety Interest Draws	                      -
          Total unreimbursed Surety Principal Draws	                     -
          Total unreimbursed Surety Preference Draws	                    -
          Amount Owed to Surety Bond Provider	                      11,654.63
          Surety Bond Fee Paid	                                     11,654.63
          Total payments for Surety Interest Draws	                      -
          Total payments for  Surety Principal Draws	                    -
          Total payments for  Surety Preference Draws	                   -
          Payments made to the Surety Bond Provider	                11,654.63
          Surety Bond Fee Outstanding	                                   -
          Remaining unreimbursed Surety Interest Draws	                  -
          Remaining unreimbursed Surety Principal Draws	                 -
          Remaining unreimbursed Surety Preference Draws	                -
          Remaining Amounts Owed to the Surety Bond Provider	            -

NET CREDIT LOSS RATIO
          Net Credit Losses	                                       157,783.34
          For the Current Collection Period	                            1.65%
          For the preceding Collection Period	                          0.53%
          For the second preceding Collection Period                   	2.06%
          Average Net Credit Loss Ratio                                	1.41%

DELINQUENCY ANALYSIS
          Number of Loans
          30 to 59 days past due	                                         234
          60 to 89 days past due	                                          49
          90 or more days past due	                                       107
          Total	                                                          390

          Principal Balance
          30 to 59 days past due	                                2,456,387.75
          60 to 89 days past due	                                  431,693.73
          90 or more days past due	                              1,169,649.99
          Total	                                                 4,057,731.47

          Delinquency Ratio
          For the current Collection Period	                            3.60%
          For the preceding Collection Period	                          3.07%
          For the second preceding Collection Period	                   3.48%
          Average Delinquency Ratio                                    	3.39%


REPOSSESSION ANALYSIS
          Current Balance of Contracts where Repossession
             Occurred in the Current Month	                        274,187.88
          Number of Contracts where Repossession Occurred
             in the Current Month	                                         26


WEIGHTED AVERAGE COMPUTATIONS
          Weighted Average Coupon	                                     10.56%
          Weighted Average Original Term (months)	                     123.00
          Weighted Average Remaining Term (months)	                     86.92


CASH SETTLEMENT FOR THE TRUSTEE
          Total Deposit to the Collection Account	               4,789,537.38
          Servicing Fee	                                            72,841.43
          Interest allocable to the Seller's Certificate	                0.27
          Principal amount allocable to the Seller's Certificate	        1.86
          Wire Funds to the Surety Bond Provider	                   11,654.63
          Net Deposit to the Certificate Account -
             Excluding Amounts Due to Seller	                    4,705,039.18
          Wire Funds to the Certificateholders - Interest	         568,162.91
          Wire Funds to the Certificateholders - Principal	      3,959,304.69
          Deposit Funds into the Reserve Account	                        -
          Wire Funds to NationsCredit	                             177,571.59


Approved by:  /s/ LAWRENCE ANGELILLI -----------------------------------------
------------------Lawrence Angelilli Vice President & Treasurer



[NATIONSCREDIT GRANTOR TRUST LETTERHEAD]
June 15, 1998
BY EDGAR
Securities and Exchange Commission Judiciary Plaza 450 Fifth Street, N.W. Washington, D.C. 20549

Re:   NationsCredit Grantor Trust 1996 - 1

Ladies and Gentlemen:
On behalf of NationsCredit Grantor Trust 1996 - 1 (the "Trust") filed herewith via EDGAR is the Trust's Current Report on Form 8-K.

Should you have any questions with regard to the filing, please call the undersigned at (972) 506-5026.

Very truly yours,
/s/ LAWRENCE ANGELILLI --------------------- Lawrence Angelilli Vice President

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